COMMON STOCK PURCHASE WARRANT


          THE SECURITIES REPRESENTED HEREBY AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT UNDER SUCH ACT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.


    THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


THIS WARRANT IS VOID AFTER 5:00 P.M. NEW YORK CITY LOCAL TIME,
AUGUST 14, 2001.


                                 HEALTHRITE INC.

                            WARRANTS FOR THE PURCHASE
                                       OF
            _______ SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE

No. HRI-_

         THIS CERTIFIES that, for value received, _________________ (together with all permitted assigns, the "Holder") is entitled to subscribe for, and purchase from, HEALTHRITE INC., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after August 15, 1996, New York City local time until 5:00 P.M. New York City local time on August 14, 2001 (the "Exercise Period"), up to an aggregate of _______ shares of common stock, par value $.001 per share (the "Common Stock"). This Warrant is initially exercisable at $2.50 per share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

       As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant







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in whole or in part. This Warrant may not be sold, transferred, assigned, or hypothecated until September 30, 1996, except that it may be transferred, in whole or in part, to (i) one or more officers or partners of the Holder (or the officers or partners of any such partner); (ii) a successor to the Holder, or the officers or partners of such successor; (iii) a purchaser of substantially all of the assets of the Holder; or (iv) by operation of law. The term the "Holder" as used herein shall include any transferee to whom this Warrant has been transferred in accordance with the above.

         Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a "Warrant Share".

         1. This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 200 Madison Avenue, New York, New York, 10016 or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised.

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

         3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new
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Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

         4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

         5.       (a)      The Exercise Price for the Warrant in effect from
time to time, and the number of shares of Common Stock issuable upon exercise of the Warrant, shall be subject to adjustment, as follows:

         (i) In the event that the Company shall at any time after the date hereof (A) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

         (ii) In the event that the Company shall fix a record date for the determination of stockholders entitled to receive issuance of rights or warrants to be issued to all holders of Common Stock entitling such stockholders to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the then Current Market Price (as defined below) per share

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of Common Stock on such record date, the Exercise Price in effect at the time of such record date shall be adjusted so that the same shall equal the price determined by multiplying such Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and, to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

         (iii) In the event the Company shall fix a record date for the determination of stockholders entitled to receive (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation in a distribution to all holders of Common Stock) evidences of its indebtedness, cash, or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase shares of Common Stock, or securities convertible into, or exchangeable for, shares of Common Stock (excluding those referred to in paragraph (ii) above) in a distribution to all holders of Common Stock, then, in each case, the Exercise Price in effect at the time of such record date shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants, or convertible or exchangeable securities, or the amount of such cash, applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price per share of Common Stock on such record date. Such adjustment shall be made successively whenever any event listed above shall occur and become effective at the close of business on such record date.

         (b) The Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 10 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof,

                                     - 4 -





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the NASDAQ National Market System) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq SmallCap Market is no longer reporting such information. If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

         (c) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (d) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

         (e) Whenever there shall be an adjustment as provided in this Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

         (f) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

         (g) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

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         (h) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subsections (a)(i), (a)(ii) or (a)(iii) above, the number of Warrant Shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares theretofore issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (i) Notwithstanding anything herein to the contrary, if the Holder is a member of the National Association of Securities Dealers, Inc. (the "NASD") and any adjustment under this Section 5 of the Exercise Price or the number of shares of Common Stock or other securities issuable upon exercise of this Warrant shall be determined by the NASD to violate either or both of Section 44(c)(6)(B)(vi)(7) or Section 44(c)(6)(B)(vi)(8) of Article III of the Rules of Fair Practice of the NASD, and such determination shall not be subject to further appeal or review, the violative provisions or provisions shall be deemed to be amended to the minimum extent necessary to cause each such provision to comply with the applicable violated paragraph of Section 44 of the NASD Rules of Fair Practice.

         6. (a) In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the board of directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or

                                    - 6 -





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conveyance or other transfer of all or substantially all of the assets of the
Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

         (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         7.       In case at any time the Company shall propose:

                  (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                  (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or


                  (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

                  (d) to effect any liquidation, dissolution, or winding-up of the Company; or


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                  (e)      to take any other action which would cause an
adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

         8. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         9.       (a)      If, at any time during the five-year period
commencing on August 15, 1996, the Company shall file a registration statement (other than on Form S-4, Form S-8 or any successor form) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give all the then holders of any Registrable Securities (the "Eligible Holders") at least 15 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 20 days after the mailing of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), use its best efforts to register or qualify all or, at each Eligible Holder's option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being

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registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then the Registrable Securities to be offered for the accounts of the Eligible Holders shall be eliminated entirely or reduced pro rata as to all Eligible Holders who requested registration on the basis of the relative number of Registrable Securities each such Eligible Holder has requested to be included in such registration, to the extent necessary to reduce the total amount advised by such managing underwriter; provided, however, that no securities may be offered in such registration for the account of persons other than the Company (including for this purpose any affiliate of the Company) by virtue of their having "piggyback" registration rights or otherwise, unless the Registrable Securities requested to be included in such registration are included on a pro rata basis (by percentage of each class of securities) as to such other persons and the Eligible Holders requesting registration and provided, further that nothing in this Section 9 (a) shall be implied to permit the Company to include in such registration, shares of any person other than persons holding "piggyback" registration rights unless the Registrable Securities requested to be included in such registration are included. In no event shall the amount of Registrable Securities included in the offering be reduced below thirty-three and one-third percent (33-1/3%) of the total amount of the selling stockholder securities included in such offering. As used herein, "Registrable Securities" shall mean the Warrant Shares which have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Act.

         (b) The Company is obligated to effect only two (2) such registrations of the type referred to in Section 9(a).

         (c) With respect to the registration described in Section 9(a), and subject to its right to refrain from, postpone or withdraw any registration statement, the Company shall use its best efforts to:

                  (i) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to one hundred twenty (120) days or if the Registration Statement is on Form S-3 (or a successor form) for up to one year.

                  (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Eligible Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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                  (iv) Use its best efforts to register and qualify the
Registrable Securities under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Eligible Holders thereof, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that each Eligible Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (vi) Notify each Eligible Holder covered by such registration statement in the event the Company has delivered preliminary or final prospectuses to any such Eligible Holder and, after having done so, such prospectus is amended to comply with the requirements of the Act. Upon such notification, such Eligible Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide such Eligible Holders with revised prospectuses and, following receipt of the revised prospectuses, such Eligible Holders shall be free to resume making offers of the Registrable Securities.

                  (vii) Furnish, at the request of any Eligible Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Eligible Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Eligible Holders.

                  (viii) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or trading market on which the Common Stock of the Company is then listed.

         (d) It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto with respect to the Registrable Securities of any selling Eligible Holder (the "Selling Holder") that such Selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities.


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    (e) The Company shall bear and pay all expenses incurred in connection with all registration, filing or qualification of Registrable Securities with respect to all registrations pursuant to Section 9(a) for each Eligible Holder (which right may be assigned as provided in Section 11), including (without limitation) all registration, filing, and qualification fees, printing and accounting fees relating or apportionable thereto, and the fees and disbursements of one counsel for all the Selling Holders (but not to exceed $5,000), but excluding underwriting discounts and commissions relating to Registrable Securities and any nonaccountable expense allowance of the underwriters of an offering by the Selling Holders, which shall be paid by the Selling Holders on a pro rata basis according to the amount of Registrable Securities sold.

         10. In the event any Registrable Securities are included in a registration statement as contemplated by Section 9 hereof:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder of Registrable Securities and such Selling Holder's officers and directors, any underwriter (as defined in the Act) for such Selling Holder and each person, if any, who controls such Selling Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnitee"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Indemnitee, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Indemnitee. Notwithstanding the above, the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any Selling Holder if a copy of the final prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act if the final prospectus corrected the untrue statement or omission or alleged untrue statement or omission.

         (b) To the extent permitted by law, each Selling Holder severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Selling Holder selling securities in such registration statement and any controlling person of any such underwriter or other Selling Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; and each such Selling Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 10(b) exceed the gross proceeds from the offering received by such Selling Holder.

         (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 10 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

         (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 10(a) or 10(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent or counsel of the Company, or any controlling person of the Company), on the one hand, and the Selling Holders severally and not jointly (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Holders, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Selling Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Selling Holders, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering received by the Company on the one hand and the Selling Holders, on the other hand.

                  The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by a Selling Holder, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Selling Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Selling Holders for contribution were determined by pro rata or per capital allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(d). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), each person, if any, who controls a Selling Holder within the meaning of Section 15 of the Act or Section 20(a) of the 1934 Act and each officer, director, stockholder, employee, agent, and counsel of the Selling Holders, shall have the same rights of contribution as the Selling Holders, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the 1934 Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 10(d). Anything in this Section 10(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 10(d) is intended to supersede any right to contribution under the Act, the 1934 Act, or otherwise.

         (e) The obligations of the Company and Selling Holders under this
Section 10 shall survive the completion of any offering of Registered Securities hereunder, and otherwise.

         11. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by the Holder to a transferee or assignee of such Registrable Securities, provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act;
(iii) such transferee or assignee shall as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Eligible Holders pursuant hereto;
(iv) any such transferee or assignee may not again transfer such rights to any other person or entity, other than as provided in this Section 11; and (v) such transfer of Registrable Securities is in compliance with applicable federal and state securities laws.

         12. Any provision of Sections 9, 10 and 11 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of the majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Eligible Holder, each future Eligible Holder and the Company.


         13. Unless registered pursuant to the provisions of Section 9 hereof, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

                           "THE SECURITIES REPRESENTED BY THIS
                  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED, (THE
                  "ACT"). SUCH SECURITIES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT FILED UNDER THE ACT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         14. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         15. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         16. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

         17. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of, or relating to, this Warrant, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Warrant, or a breach of this Warrant or any such document or instrument.

Dated: ____________, 1996

                                     HEALTHRITE INC.


                                     BY: __________________________
                                     BRADLEY T. MACDONALD
                                     PRESIDENT

                              FORM OF ASSIGNMENT

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER DESIRES TO
                       TRANSFER THE ATTACHED WARRANT.)


         FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, par value $.001 per share, of HealthRite Inc., a Delaware corporation (the "Company"), and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________

                                         Signature_______________________



                                    NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                             ELECTION TO EXERCISE


To: HealthRite Inc.
    200 Madison Avenue
    New York, New York 10016


                  The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $.001 per share ("the Common Stock"), of HealthRite Inc., a Delaware corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____ in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:








              (Print Name, Address, and Social Security
                       or Tax Identification Number)


and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: __________________                 Name________________________
                                                   (Print)

                                          Address:



                                                 ------------------------
                                                 (Signature)